Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

4th Quarter Ended December 31, 2013

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran	Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.

Phone: (646)794-0590

Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•

Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended December 31,			Year Ended December 31,
	2013	2012	Change	2013	2012	Change
HIGHLIGHTS
Gross premiums written	$555,490	$497,052	11.8%	$2,738,664	$2,329,271	17.6%
Net premiums written	391,130	362,623	7.9%	2,120,481	1,837,823	15.4%
Net premiums earned	524,561	476,244	10.1%	2,005,833	1,748,898	14.7%
Underwriting income (loss)	41,871	(78,804)	153.1%	277,633	96,591	187.4%
Net income (loss)	137,907	(41,147)	435.2%	417,880	493,007	(15.2)%
Operating income (loss)	74,538	(55,391)	234.6%	364,032	202,651	79.6%

Total shareholders’ equity	3,519,826	3,326,335	5.8%	3,519,826	3,326,335	5.8%
Cash flows (used in) provided by operating activities	(223,741)	129,219	(273.1)%	114,431	629,438	(81.8)%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income (loss)	$4.10	$(1.17)	450.4%	$12.23	$13.67	(10.5)%
Operating income (loss)	$2.21	$(1.58)	239.9%	$10.65	$5.62	89.5%
Diluted earnings per share
Net income (loss)	$4.01	$(1.17)	442.7%	$11.95	$13.30	(10.2)%
Operating income (loss)	$2.17	$(1.58)	237.3%	$10.41	$5.47	90.3%

Book value per share	$105.33	$95.59	10.2%	$105.33	$95.59	10.2%
Diluted book value per share	$102.58	$92.59	10.8%	$102.58	$92.59	10.8%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income (loss)	15.8%	(4.9)%	20.7 pts	12.2%	15.3%	(3.1) pts
Annualized ROAE, operating income (loss)	8.6%	(6.6)%	15.2 pts	10.6%	6.3%	4.3 pts
Financial statement portfolio return	1.4%	0.6%	0.8 pts	2.6%	5.5%	(2.9) pts

GAAP Ratios
Loss and loss expense ratio	60.2%	87.1%	(26.9) pts	56.0%	65.1%	(9.1) pts
Acquisition cost ratio	12.6%	11.7%	0.9 pts	12.6%	11.8%	0.8 pts
General and administrative expense ratio	19.2%	17.7%	1.5 pts	17.6%	17.6%	(0.0) pts

Expense ratio	31.8%	29.4%	2.4 pts	30.2%	29.4%	0.8 pts

Combined ratio	92.0%	116.5%	(24.5) pts	86.2%	94.5%	(8.3) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Year Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Revenues
Gross premiums written	$555,490	$580,893	$765,200	$837,081	$497,052	$2,738,664	$2,329,271
Net premiums written	$391,130	$453,077	$581,222	$695,052	$362,623	$2,120,481	$1,837,823

Net premiums earned	$524,561	$510,773	$507,271	$463,228	$476,244	$2,005,833	$1,748,898
Net investment income	47,270	39,271	37,635	33,388	38,360	157,564	167,141
Net realized investment gains (losses)	67,599	27,487	(115,198)	79,637	14,379	59,525	306,436

Total revenues	$639,430	$577,531	$429,708	$576,253	$528,983	$2,222,922	$2,222,475

Expenses
Net losses and loss expenses	$315,966	$276,970	$275,128	$255,178	$414,734	$1,123,242	$1,139,264
Acquisition costs	66,257	65,114	64,617	56,685	55,910	252,673	205,722
General and administrative expenses	100,467	88,553	80,585	82,680	84,404	352,285	307,321
Amortization of intangible assets	633	633	634	633	633	2,533	2,533
Interest expense	14,094	14,094	14,188	14,134	13,826	56,510	55,405
Foreign exchange loss	658	4,353	490	2,518	860	8,019	783

Total expenses	$498,075	$449,717	$435,642	$411,828	$570,367	$1,795,262	$1,711,028

Income (loss) before income taxes	$141,355	$127,814	$(5,934)	$164,425	$(41,384)	$427,660	$511,447
Income tax expense (benefit)	3,448	4,971	(4,072)	5,433	(237)	9,780	18,440

Net income (loss)	$137,907	$122,843	$(1,862)	$158,992	$(41,147)	$417,880	$493,007

GAAP Ratios
Loss and loss expense ratio	60.2%	54.2%	54.2%	55.1%	87.1%	56.0%	65.1%
Acquisition cost ratio	12.6%	12.7%	12.7%	12.2%	11.7%	12.6%	11.8%
General and administrative expense ratio	19.2%	17.3%	15.9%	17.8%	17.7%	17.6%	17.6%

Expense ratio	31.8%	30.0%	28.6%	30.0%	29.4%	30.2%	29.4%

Combined ratio	92.0%	84.2%	82.8%	85.1%	116.5%	86.2%	94.5%

Per Share Data
Basic earnings per share
Net income (loss)	$4.10	$3.61	$(0.05)	$4.59	$(1.17)	$12.23	$13.67
Operating income (loss)	$2.21	$2.99	$3.01	$2.43	$(1.58)	$10.65	$5.62
Diluted earnings per share
Net income (loss)	$4.01	$3.54	$(0.05)	$4.49	$(1.17)	$11.95	$13.30
Operating income (loss)	$2.17	$2.93	$2.95	$2.38	$(1.58)	$10.41	$5.47

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of	As of
	December 31, 2013	December 31, 2012
ASSETS
Fixed maturity investments trading, at fair value	$6,100,798	$6,626,454
Equity securities trading, at fair value	699,846	523,949
Other invested assets	911,392	783,534

Total investments	7,712,036	7,933,937
Cash and cash equivalents	531,936	681,879
Restricted cash	149,393	183,485
Insurance balances receivable	664,731	510,532
Funds held	632,430	336,368
Prepaid reinsurance	340,992	277,406
Reinsurance recoverable	1,234,504	1,141,110
Accrued investment income	32,236	29,135
Net deferred acquisition costs	126,661	108,010
Goodwill	268,376	268,376
Intangible assets	48,831	51,365
Balances receivable on sale of investments	76,544	418,879
Net deferred tax assets	37,469	25,580
Other assets	89,691	63,884

TOTAL ASSETS	$11,945,830	$12,029,946

LIABILITIES
Reserve for losses and loss expenses	$5,766,529	$5,645,549
Unearned premiums	1,396,256	1,218,021
Reinsurance balances payable	173,023	136,264
Balances due on purchases of investments	104,740	759,934
Senior notes	798,499	798,215
Dividends payable	16,732	—
Accounts payable and accrued liabilities	170,225	145,628

TOTAL LIABILITIES	$8,426,004	$8,703,611

SHAREHOLDERS’ EQUITY
Common shares: 2013: par value CHF 12.30 per share and 2012: par value CHF 12.64 per share (2013: 34,492,484; 2012: 36,369,868 shares issued and 2013: 33,417,882; 2012: 34,797,781 shares outstanding)	$418,988	$454,980
Treasury shares, at cost (2013: 1,074,602; 2012: 1,572,087)	(79,992)	(113,818)
Retained earnings	3,180,830	2,985,173

TOTAL SHAREHOLDERS’ EQUITY	$3,519,826	$3,326,335

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$11,945,830	$12,029,946

Book value per share	$105.33	$95.59
Diluted book value per share	$102.58	$92.59

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Year Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$137,907	$122,843	$(1,862)	$158,992	$(41,147)	$417,880	$493,007
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Net realized (losses) gains on sales of investments	(32,980)	(13,183)	(24,388)	(38,533)	119,490	(109,084)	55,865
Mark to market adjustments	(31,989)	(15,562)	141,810	(46,112)	45,045	48,147	(180,380)
Stock compensation expense	4,687	2,716	2,571	3,995	4,524	13,969	17,642
Undistributed income of equity method investments	(7,610)	(1,997)	(2,316)	—	—	(11,923)	—
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	(22,722)	37,407	7,623	5,278	131,174	27,586	282,215
Unearned premiums, net of prepaid reinsurance	(133,430)	(57,697)	73,952	231,824	(113,621)	114,649	88,924
Insurance balances receivable	75,381	74,508	(147,121)	(156,967)	38,227	(154,199)	(83,194)
Funds held	(257,299)	12,468	(17,019)	(34,212)	(130,149)	(296,062)	(111,548)
Reinsurance balances payable	(20,620)	(12,241)	87,423	(17,803)	15,832	36,759	11,725
Net deferred acquisition costs	19,290	7,861	(11,661)	(34,141)	19,517	(18,651)	(7,676)
Net deferred tax assets	4,363	(1,282)	(12,813)	(2,157)	(1,650)	(11,889)	200
Accounts payable and accrued liabilities	41,457	27,061	25,179	(70,780)	30,811	22,917	27,815
Other items, net	(176)	21,628	(1,305)	14,185	11,166	34,332	34,843

Net cash (used in) provided by operating activities	(223,741)	204,530	120,073	13,569	129,219	114,431	629,438

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net (purchases) sales of investments	(236,042)	188,616	68,966	(98,465)	121,770	(76,925)	(155,642)
Purchases of fixed assets	(1,139)	(808)	(985)	(2,378)	(1,173)	(5,310)	(3,214)
Change in restricted cash	108,124	(63,471)	(127,346)	116,785	(136,562)	34,092	(100,877)

Net cash (used in) provided by investing activities	(129,057)	124,337	(59,365)	15,942	(15,965)	(48,143)	(259,733)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	—	—	(12,981)	(13,104)	(12,981)	(67,825)
Dividends paid	(16,942)	(17,117)	—	—	—	(34,059)	—
Proceeds from the exercise of stock options	3,672	3,172	2,821	2,472	1,423	12,137	10,527
Share repurchases	(52,843)	(37,592)	(46,326)	(36,245)	(59,196)	(173,006)	(263,942)

Net cash used in financing activities	(66,113)	(51,537)	(43,505)	(46,754)	(70,877)	(207,909)	(321,240)

Effect of exchange rate changes on foreign currency cash	(2,200)	1,614	(5,681)	(2,055)	(15)	(8,322)	(582)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(421,111)	278,944	11,522	(19,298)	42,362	(149,943)	47,883
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	953,047	674,103	662,581	681,879	639,517	681,879	633,996

CASH AND CASH EQUIVALENTS, END OF PERIOD	$531,936	$953,047	$674,103	$662,581	$681,879	$531,936	$681,879

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended December 31, 2013
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$291,122	$187,774	$76,594	$555,490
Net premiums written	$216,939	$98,269	$75,922	$391,130
Net premiums earned	$209,113	$87,588	$227,860	$524,561

Total revenues	$209,113	$87,588	$227,860	$524,561

Expenses
Net losses and loss expenses	$180,963	$30,792	$104,211	$315,966
Acquisition costs	27,880	(295)	38,672	66,257
General and administrative expenses	45,968	31,350	23,149	100,467

Total expenses	$254,811	$61,847	$166,032	$482,690

Underwriting (loss) income	$(45,698)	$25,741	$61,828	$41,871

Net investment income				47,270
Net realized investment gains				67,599
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(658)

Income before income taxes				$141,355

GAAP Ratios
Loss and loss expense ratio	86.5%	35.2%	45.7%	60.2%
Acquisition cost ratio	13.3%	(0.3)%	17.0%	12.6%
General and administrative expense ratio	22.0%	35.8%	10.2%	19.2%

Expense ratio	35.3%	35.5%	27.2%	31.8%

Combined ratio	121.8%	70.7%	72.9%	92.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$260,604	$156,605	$79,843	$497,052
Net premiums written	$192,142	$91,198	$79,283	$362,623
Net premiums earned	$181,503	$88,982	$205,759	$476,244

Total revenues	$181,503	$88,982	$205,759	$476,244

Expenses
Net losses and loss expenses	$155,279	$87,698	$171,757	$414,734
Acquisition costs	22,752	890	32,268	55,910
General and administrative expenses	38,567	24,898	20,939	84,404

Total expenses	$216,598	$113,486	$224,964	$555,048

Underwriting loss	$(35,095)	$(24,504)	$(19,205)	$(78,804)

Net investment income				38,360
Net realized investment gains				14,379
Amortization of intangible assets				(633)
Interest expense				(13,826)
Foreign exchange loss				(860)

Loss before income taxes				$(41,384)

GAAP Ratios
Loss and loss expense ratio	85.6%	98.6%	83.5%	87.1%
Acquisition cost ratio	12.5%	1.0%	15.7%	11.7%
General and administrative expense ratio	21.2%	28.0%	10.2%	17.7%

Expense ratio	33.7%	29.0%	25.9%	29.4%

Combined ratio	119.3%	127.6%	109.4%	116.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Year Ended December 31, 2013
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$1,163,146	$641,764	$933,754	$2,738,664
Net premiums written	$869,403	$358,040	$893,038	$2,120,481
Net premiums earned	$802,590	$346,397	$856,846	$2,005,833

Total revenues	$802,590	$346,397	$856,846	$2,005,833

Expenses
Net losses and loss expenses	$579,873	$121,789	$421,580	$1,123,242
Acquisition costs	106,704	(1,784)	147,753	252,673
General and administrative expenses	165,482	106,724	80,079	352,285

Total expenses	$852,059	$226,729	$649,412	$1,728,200

Underwriting (loss) income	$(49,469)	$119,668	$207,434	$277,633

Net investment income				157,564
Net realized investment gains				59,525
Amortization of intangible assets				(2,533)
Interest expense				(56,510)
Foreign exchange loss				(8,019)

Income before income taxes				$427,660

GAAP Ratios
Loss and loss expense ratio	72.3%	35.2%	49.2%	56.0%
Acquisition cost ratio	13.3%	(0.5)%	17.2%	12.6%
General and administrative expense ratio	20.6%	30.8%	9.3%	17.6%

Expense ratio	33.9%	30.3%	26.5%	30.2%

Combined ratio	106.2%	65.5%	75.7%	86.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Year Ended December 31, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$993,918	$575,103	$760,250	$2,329,271
Net premiums written	$743,428	$346,348	$748,047	$1,837,823
Net premiums earned	$671,594	$336,787	$740,517	$1,748,898

Total revenues	$671,594	$336,787	$740,517	$1,748,898

Expenses
Net losses and loss expenses	$465,168	$163,130	$510,966	$1,139,264
Acquisition costs	86,670	(486)	119,538	205,722
General and administrative expenses	141,729	91,867	73,725	307,321

Total expenses	$693,567	$254,511	$704,229	$1,652,307

Underwriting (loss) income	$(21,973)	$82,276	$36,288	$96,591

Net investment income				167,141
Net realized investment gains				306,436
Amortization of intangible assets				(2,533)
Interest expense				(55,405)
Foreign exchange loss				(783)

Income before income taxes				$511,447

GAAP Ratios
Loss and loss expense ratio	69.3%	48.4%	69.0%	65.1%
Acquisition cost ratio	12.9%	(0.1)%	16.1%	11.8%
General and administrative expense ratio	21.1%	27.3%	10.0%	17.6%

Expense ratio	34.0%	27.2%	26.1%	29.4%

Combined ratio	103.3%	75.6%	95.1%	94.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Year Ended
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$291,122	52.4%	$260,604	52.4%	$1,163,146	42.5%	$993,918	42.7%
International Insurance	187,774	33.8%	156,605	31.5%	641,764	23.4%	575,103	24.7%
Reinsurance	76,594	13.8%	79,843	16.1%	933,754	34.1%	760,250	32.6%

Total	$555,490	100.0%	$497,052	100.0%	$2,738,664	100.0%	$2,329,271	100.0%

Gross Premiums Written by Underwriting Location
United States	$339,798	61.2%	$308,835	62.1%	$1,636,010	59.7%	$1,360,190	58.4%
Bermuda	125,359	22.6%	127,069	25.6%	676,174	24.7%	611,382	26.2%
Europe	66,120	11.9%	46,571	9.4%	264,867	9.7%	228,791	9.8%
Singapore	19,847	3.6%	10,481	2.1%	142,393	5.2%	111,694	4.8%
Hong Kong	4,366	0.7%	4,096	0.8%	19,220	0.7%	17,214	0.8%

Total	$555,490	100.0%	$497,052	100.0%	$2,738,664	100.0%	$2,329,271	100.0%

Direct Premiums Written by Insured Location(1)
United States	$399,827	83.5%	$358,747	86.0%	$1,555,195	86.2%	$1,350,321	86.1%
United Kingdom	22,692	4.7%	22,754	5.5%	80,872	4.5%	58,276	3.7%
Australia	10,801	2.3%	7,320	1.8%	24,805	1.4%	21,513	1.4%
Canada	6,636	1.4%	4,239	1.0%	13,434	0.7%	10,587	0.7%
Germany	2,885	0.6%	722	0.2%	11,263	0.6%	13,443	0.9%
All other	36,055	7.5%	23,427	5.5%	119,341	6.6%	114,881	7.2%

Total	$478,896	100.0%	$417,209	100.0%	$1,804,910	100.0%	$1,569,021	100.0%

(1)	Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Year Ended
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$95,214	32.7%	$64,949	24.9%	$366,680	31.5%	$269,558	27.1%
Professional liability	65,258	22.4%	68,477	26.3%	258,985	22.3%	260,759	26.2%
Healthcare	40,611	13.9%	61,685	23.7%	184,028	15.8%	207,318	20.9%
Programs	30,366	10.4%	24,234	9.3%	138,081	11.9%	105,342	10.6%
General property	22,061	7.6%	23,060	8.8%	96,041	8.3%	94,352	9.5%
Other	37,612	13.0%	18,199	7.0%	119,331	10.2%	56,589	5.7%

Total	$291,122	100.0%	$260,604	100.0%	$1,163,146	100.0%	$993,918	100.0%

International Insurance
Professional liability	$66,831	35.6%	$60,488	38.6%	$201,002	31.3%	$182,045	31.7%
General property	38,585	20.5%	36,961	23.6%	165,154	25.7%	157,189	27.3%
General casualty	37,506	20.0%	34,098	21.8%	134,465	21.0%	131,615	22.9%
Healthcare	15,771	8.4%	15,114	9.7%	82,091	12.8%	73,190	12.7%
Aviation	17,436	9.3%	—	0.0%	30,546	4.8%	—	0.0%
Other	11,645	6.2%	9,944	6.3%	28,506	4.4%	31,064	5.4%

Total	$187,774	100.0%	$156,605	100.0%	$641,764	100.0%	$575,103	100.0%

Reinsurance
Property	$26,140	34.1%	$19,883	24.9%	$460,002	49.3%	$354,600	46.6%
Casualty	44,044	57.5%	45,140	56.5%	274,379	29.4%	254,228	33.4%
Specialty	6,410	8.4%	14,820	18.6%	199,374	21.3%	151,422	20.0%

Total	$76,594	100.0%	$79,843	100.0%	$933,755	100.0%	$760,250	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Year Ended
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$170,281	81.4%	$129,285	71.3%	$557,834	69.5%	$459,108	68.4%
Current year - property catastrophe	—	0.0%	21,297	11.7%	—	0.0%	22,972	3.4%
Prior year - increase (decrease)	10,682	5.1%	4,697	2.6%	22,039	2.8%	(16,912)	(2.5)%

Net losses and loss expenses	$180,963	86.5%	$155,279	85.6%	$579,873	72.3%	$465,168	69.3%

International Insurance
Current year - non-catastrophe	$51,965	59.4%	$49,039	55.1%	$228,081	65.9%	$210,533	62.4%
Current year - property catastrophe	—	0.0%	73,303	82.4%	—	0.0%	75,628	22.5%
Prior year - increase (decrease)	(21,173)	(24.2)%	(34,644)	(38.9)%	(106,292)	(30.7)%	(123,031)	(36.5)%

Net losses and loss expenses	$30,792	35.2%	$87,698	98.6%	$121,789	35.2%	$163,130	48.4%

Reinsurance
Current year - non-catastrophe	$106,588	46.8%	$94,601	46.0%	$504,143	58.8%	$460,372	62.2%
Current year - property catastrophe	13,500	5.9%	80,000	38.9%	13,500	1.6%	81,000	10.9%
Prior year - increase (decrease)	(15,877)	(7.0)%	(2,844)	(1.4)%	(96,063)	(11.2)%	(30,406)	(4.1)%

Net losses and loss expenses	$104,211	45.7%	$171,757	83.5%	$421,580	49.2%	$510,966	69.0%

Consolidated
Current year - non-catastrophe	$328,834	62.7%	$272,925	57.3%	$1,290,058	64.3%	$1,130,013	64.5%
Current year - property catastrophe	13,500	2.5%	174,600	36.7%	13,500	0.7%	179,600	10.3%
Prior year - increase (decrease)	(26,368)	(5.0)%	(32,791)	(6.9)%	(180,316)	(9.0)%	(170,349)	(9.7)%

Net losses and loss expenses	$315,966	60.2%	$414,734	87.1%	$1,123,242	56.0%	$1,139,264	65.1%

(1)	“NPE” means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

(Favorable) Unfavorable	Three Months Ended December 31, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$—	$—	$—	$(0.3)	$(2.5)	$—	$0.4	$1.8	$—	$(0.6)
Programs	—	—	—	—	(0.8)	(0.7)	(2.9)	(1.5)	0.8	(0.2)	(5.3)
General property	—	0.2	—	(0.3)	—	—	(0.2)	(0.1)	—	(1.9)	(2.3)
Healthcare	—	(0.2)	(0.6)	—	(0.4)	(2.6)	(0.8)	(2.3)	1.2	33.9	28.2
Professional liability	—	—	—	(0.3)	(0.2)	(0.4)	(6.5)	(2.0)	1.1	(0.6)	(8.9)
Other	—	—	—	—	—	—	—	(0.1)	(0.2)	(0.2)	(0.5)

Total	$—	$—	$(0.6)	$(0.6)	$(1.7)	$(6.2)	$(10.4)	$(5.6)	$4.7	$31.0	$10.6

International Insurance
General casualty	$9.7	$(0.5)	$(1.1)	$(2.3)	$(4.3)	$(4.5)	$(2.8)	$(4.5)	$5.9	$—	$(4.4)
General property	—	—	(0.5)	0.1	0.2	(0.5)	(0.2)	(0.2)	(3.5)	(3.9)	(8.5)
Professional liability	(0.2)	(0.1)	(1.2)	(0.3)	(5.1)	(2.3)	3.3	(0.1)	(0.3)	—	(6.3)
Healthcare	—	(0.1)	(0.1)	(0.4)	(0.4)	(0.3)	(0.1)	(0.3)	(0.3)	—	(2.0)

Total	$9.5	$(0.7)	$(2.9)	$(2.9)	$(9.6)	$(7.6)	$0.2	$(5.1)	$1.8	$(3.9)	$(21.2)

Reinsurance
Property	$0.9	$(0.1)	$(0.3)	$(0.1)	$—	$—	$(0.1)	$(0.1)	$(3.6)	$(10.4)	$(13.8)
Casualty	(0.2)	(0.3)	(2.9)	(0.3)	2.7	2.1	(1.6)	(0.4)	(0.2)	—	(1.1)
Specialty	—	(0.1)	—	—	0.1	0.2	0.1	—	—	(1.2)	(0.9)

Total	$0.7	$(0.5)	$(3.2)	$(0.4)	$2.8	$2.3	$(1.6)	$(0.5)	$(3.8)	$(11.6)	$(15.8)

Consolidated
U.S. insurance	$—	$—	$(0.6)	$(0.6)	$(1.7)	$(6.2)	$(10.4)	$(5.6)	$4.7	$31.0	$10.6
International insurance	9.5	(0.7)	(2.9)	(2.9)	(9.6)	(7.6)	0.2	(5.1)	1.8	(3.9)	(21.2)
Reinsurance	0.7	(0.5)	(3.2)	(0.4)	2.8	2.3	(1.6)	(0.5)	(3.8)	(11.6)	(15.8)

Total	$10.2	$(1.2)	$(6.7)	$(3.9)	$(8.5)	$(11.5)	$(11.8)	$(11.2)	$2.7	$15.5	$(26.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

(Favorable) Unfavorable	Year Ended December 31, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.7)	$(0.5)	$—	$(9.4)	$(5.6)	$(0.2)	$0.4	$4.4	$3.5	$(8.1)
Programs	—	—	—	(1.4)	(4.3)	(2.2)	(4.8)	(5.6)	0.7	3.1	(14.5)
General property	—	0.9	(0.2)	3.2	(0.2)	(1.3)	(1.5)	(0.1)	1.3	(0.9)	1.2
Healthcare	(3.1)	(2.0)	(2.0)	(2.7)	(2.7)	(10.9)	(4.3)	(3.9)	24.4	48.0	40.8
Professional liability	—	(0.9)	(2.5)	(6.9)	(3.6)	(3.3)	(6.1)	(8.3)	5.6	28.2	2.2
Other	—	—	—	—	—	—	—	(0.2)	(0.8)	1.4	0.4

Total	$(3.1)	$(2.7)	$(5.2)	$(7.8)	$(20.2)	$(23.3)	$(16.9)	$(17.7)	$35.6	$83.3	$22.0

International Insurance
General casualty	$16.7	$1.3	$(9.5)	$(11.3)	$(14.8)	$(13.3)	$(4.6)	$(7.6)	$5.8	$0.9	$(36.4)
General property	—	—	2.8	(0.2)	1.2	(1.6)	(3.8)	(5.0)	(14.3)	(14.5)	(35.4)
Professional liability	(0.3)	(5.5)	3.5	(4.3)	(19.6)	(2.2)	(3.5)	(0.7)	(0.8)	—	(33.4)
Healthcare	(0.8)	(0.6)	(0.8)	(2.0)	4.7	(5.1)	5.6	(1.4)	(0.7)	—	(1.1)

Total	$15.6	$(4.8)	$(4.0)	$(17.8)	$(28.5)	$(22.2)	$(6.3)	$(14.7)	$(10.0)	$(13.6)	$(106.3)

Reinsurance
Property	$0.9	$0.1	$(1.6)	$—	$—	$(0.2)	$(0.6)	$(5.2)	$(18.1)	$(60.1)	$(84.8)
Casualty	(1.6)	(3.9)	(2.6)	0.5	0.8	(3.5)	(3.4)	(0.2)	2.9	5.7	(5.3)
Specialty	—	(0.5)	(0.6)	0.2	—	(3.0)	0.8	0.2	(3.6)	0.6	(5.9)

Total	$(0.7)	$(4.3)	$(4.8)	$0.7	$0.8	$(6.7)	$(3.2)	$(5.2)	$(18.8)	$(53.8)	$(96.0)

Consolidated
U.S. insurance	$(3.1)	$(2.7)	$(5.2)	$(7.8)	$(20.2)	$(23.3)	$(16.9)	$(17.7)	$35.6	$83.3	$22.0
International insurance	15.6	(4.8)	(4.0)	(17.8)	(28.5)	(22.2)	(6.3)	(14.7)	(10.0)	(13.6)	(106.3)
Reinsurance	(0.7)	(4.3)	(4.8)	0.7	0.8	(6.7)	(3.2)	(5.2)	(18.8)	(53.8)	(96.0)

Total	$11.8	$(11.8)	$(14.0)	$(24.9)	$(47.9)	$(52.2)	$(26.4)	$(37.6)	$6.8	$15.9	$(180.3)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

(Favorable) Unfavorable	Three Months Ended December 31, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.1)	$(0.5)	$(0.4)	$(0.3)	$(3.0)	$(1.0)	$—	$—	$—	$(5.3)
Programs	—	—	—	—	1.1	—	0.4	0.1	(0.3)	1.3
General property	—	—	0.1	—	0.0	(0.4)	1.4	1.7	0.0	2.8
Healthcare	—	—	0.2	(1.3)	(0.2)	(0.4)	(0.4)	(0.8)	0.2	(2.7)
Professional liability	—	(0.5)	0.2	(0.2)	(2.1)	(2.6)	(0.8)	(2.2)	14.9	6.7
Other	—	—	—	—	—	—	—	—	1.9	1.9

Total	$(0.1)	$(1.0)	$0.1	$(1.8)	$(4.2)	$(4.4)	$0.6	$(1.2)	$16.7	$4.7

International Insurance
General casualty	$(0.5)	$2.6	$(1.4)	$(3.6)	$(6.5)	$(1.9)	$(3.1)	$1.8	$—	$(12.6)
General property	—	(0.1)	(0.2)	0.5	0.1	(1.5)	(0.7)	(1.3)	(1.6)	(4.8)
Professional liability	(0.5)	(0.2)	(1.1)	(7.0)	(1.2)	0.0	0.0	—	—	(10.0)
Healthcare	(0.1)	(0.1)	(0.5)	(0.5)	(4.6)	(4.0)	2.6	—	—	(7.2)

Total	$(1.1)	$2.2	$(3.2)	$(10.6)	$(12.2)	$(7.4)	$(1.2)	$0.5	$(1.6)	$(34.6)

Reinsurance
Property	$(0.2)	$0.2	$1.1	$—	$(0.1)	$—	$(0.8)	$(1.3)	$(1.9)	$(3.0)
Casualty	0.1	0.3	1.8	0.9	(0.4)	(1.4)	(0.3)	0.1	2.5	3.6
Specialty	(0.1)	—	(0.1)	(0.2)	(1.2)	(1.8)	—	0.5	(0.5)	(3.4)

Total	$(0.2)	$0.5	$2.8	$0.7	$(1.7)	$(3.2)	$(1.1)	$(0.7)	$0.1	$(2.8)

Consolidated
U.S. insurance	$(0.1)	$(1.0)	$0.1	$(1.8)	$(4.2)	$(4.4)	$0.6	$(1.2)	$16.7	$4.7
International insurance	(1.1)	2.2	(3.2)	(10.6)	(12.2)	(7.4)	(1.2)	0.5	(1.6)	(34.6)
Reinsurance	(0.2)	0.5	2.8	0.7	(1.7)	(3.2)	(1.1)	(0.7)	0.1	(2.8)

Total	$(1.4)	$1.7	$(0.3)	$(11.7)	$(18.1)	$(15.0)	$(1.7)	$(1.4)	$15.2	$(32.7)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

(Favorable) Unfavorable	For the Year Ended December 31, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.8)	$(0.2)	$(1.2)	$(12.3)	$(3.3)	$(3.4)	$(0.6)	$(0.1)	$—	$(21.9)
Programs	—	—	—	(0.8)	—	—	3.9	13.9	7.8	24.8
General property	—	1.0	(0.2)	(0.1)	(0.2)	1.3	1.0	1.1	1.0	4.9
Healthcare	1.7	(1.0)	(3.1)	(5.1)	(4.6)	(0.1)	(2.2)	2.3	—	(12.1)
Professional liability	(1.0)	(2.0)	(0.9)	(1.0)	(20.5)	(3.8)	(5.1)	(4.7)	24.7	(14.3)
Other	—	—	—	—	—	—	—	—	1.7	1.7

Total	$(0.1)	$(2.2)	$(5.4)	$(19.3)	$(28.6)	$(6.0)	$(3.0)	$12.5	$35.2	$(16.9)

International Insurance
General casualty	$2.9	$(3.1)	$6.6	$(18.5)	$(23.2)	$(10.6)	$(4.7)	$1.8	$20.0	$(28.8)
General property	—	0.7	(1.8)	0.8	0.7	(3.7)	(2.8)	(8.7)	(3.9)	(18.7)
Professional liability	(0.7)	(3.0)	(6.1)	(34.6)	(10.4)	2.9	—	—	—	(51.9)
Healthcare	(1.0)	(0.9)	(2.5)	(2.1)	(9.4)	(10.3)	2.6	—	—	(23.6)

Total	$1.2	$(6.3)	$(3.8)	$(54.4)	$(42.3)	$(21.7)	$(4.9)	$(6.9)	$16.1	$(123.0)

Reinsurance
Property	$(0.1)	$(0.7)	$1.5	$—	$(2.5)	$(1.8)	$(0.4)	$(2.3)	$(3.8)	$(10.1)
Casualty	0.3	3.6	2.0	(5.3)	(12.6)	(3.5)	0.1	6.2	9.4	0.2
Specialty	(0.6)	(3.4)	(5.5)	(2.7)	(4.8)	(1.9)	0.3	1.6	(3.5)	(20.5)

Total	$(0.4)	$(0.5)	$(2.0)	$(8.0)	$(19.9)	$(7.2)	$0.0	$5.5	$2.1	$(30.4)

Consolidated
U.S. insurance	$(0.1)	$(2.2)	$(5.4)	$(19.3)	$(28.6)	$(6.0)	$(3.0)	$12.5	$35.2	$(16.9)
International insurance	1.2	(6.3)	(3.8)	(54.4)	(42.3)	(21.7)	(4.9)	(6.9)	16.1	(123.0)
Reinsurance	(0.4)	(0.5)	(2.0)	(8.0)	(19.9)	(7.2)	0.0	5.5	2.1	(30.4)

Total	$0.7	$(9.0)	$(11.2)	$(81.7)	$(90.8)	$(34.9)	$(7.9)	$11.1	$53.4	$(170.3)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of December 31, 2013
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$494,164	$332,382	$468,525	$1,295,071
IBNR (net of reinsurance recoverable)	1,066,119	1,149,402	1,021,433	3,236,954

Total	$1,560,283	$1,481,784	$1,489,958	$4,532,025

IBNR/Total reserves (net of reinsurance recoverable)	68.3%	77.6%	68.6%	71.4%

	As of December 31, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$402,473	$422,859	$479,546	$1,304,878
IBNR (net of reinsurance recoverable)	978,414	1,223,229	997,918	3,199,561

Total	$1,380,887	$1,646,088	$1,477,464	$4,504,439

IBNR/Total reserves (net of reinsurance recoverable)	70.9%	74.3%	67.5%	71.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REINSURANCE RECOVERABLE

	December 31, 2013				December 31, 2012
Top Ten Reinsurers	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral

Munich Re	A+	$214,070	17.3%	$57,621	A+	$165,036	14.5%	$26,379
Axis Capital	A+	143,063	11.6%	6,485	A	137,459	12.0%	17,046
Arch Re	A+	143,037	11.6%	3,588	A+	148,553	13.0%	6,318
Platinum Underwriters	A	98,811	8.0%	—	A	104,536	9.2%	—
Markel (including Alterra)	A	86,462	7.0%	39,292	A	76,649	6.7%	53,936
Odyssey Reinsurance Company	A	77,023	6.2%	—	A	86,854	7.6%	—
XL Group	A	68,857	5.6%	27,048	A	57,142	5.0%	30,409
National Indemnity Company	A++	61,547	5.0%	—	A++	60,708	5.3%	—
Transatlantic Holdings, Inc.	A	50,125	4.1%	—	A	54,337	4.8%	—
Swiss Re	A+	50,588	4.1%	—	A+	32,080	2.8%	—

Top ten reinsurers		993,583	80.5%	134,034		923,354	80.9%	134,088
Other reinsurers’ balances		240,921	19.5%	19,546		217,756	19.1%	12,452

Total reinsurance recoverable		$1,234,504	100.0%	$153,580		$1,141,110	100.0%	$146,540

A.M Best Rating		Reinsurance Recoverable	Percentage	Collateral		Reinsurance Recoverable	Percentage	Collateral

A++		$76,994	6.2%	$637		$78,053	6.7%	$—
A+		652,440	53.0%	79,291		440,027	38.6%	38,963
A		486,989	39.4%	72,959		612,780	53.7%	107,577
A-		1,750	0.1%	—		592	0.1%	—

Total “A-” or higher		1,218,173	98.7%	152,887		1,131,452	99.1%	146,540
B++		2,830	0.2%	693		5,296	0.5%	—
NR		13,501	1.1%	—		4,362	0.4%	—

Total reinsurance recoverable		$1,234,504	100.0%	$153,580		$1,141,110	100.0%	$146,540

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

PROBABLE MAXIMUM LOSSES

		Consolidated Estimated Net Loss				Consolidated Estimated Net Loss
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$582	$764	U.S. Southeast(1)	Hurricane	$408	$588

U.S. total	Earthquake	$387	$576	U.S. Gulf Coast(2)	Hurricane	$290	$438

				U.S. Northeast(3)	Hurricane	$204	$390

				California	Earthquake	$341	$509

(1)	Florida, Georgia, North Carolina and South Carolina.
(2)	Alabama, Louisiana, Mississippi and Texas.
(3)	Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.

The above tables show our largest Probable Maximum Losses (“PMLs”) from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at December 1, 2013. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

We develop the estimates of losses expected from certain catastrophes for our portfolio of insurance and reinsurance contracts using commercially available catastrophe models, including RMS and AIR. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and susceptibility to damage of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. If the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact us. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company’s business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	December 31, 2013			December 31, 2012
		Average	Portfolio		Average	Portfolio
	Fair Value	Rating	Percentage	Fair Value	Rating	Percentage
Cash and cash equivalents	$681,329	AAA	8.1%	$865,364	AAA	9.8%
U.S. government securities	1,370,089	AA+	16.3%	1,529,158	AA+	17.3%
U.S. government agencies	306,700	AA+	3.7%	336,755	AA+	3.8%
Non-U.S. government and government agencies	191,776	AA+	2.3%	261,627	AA+	3.0%
State, municipalities and political subdivisions	231,555	AA	2.8%	40,444	AA-	0.5%
Mortgage-backed securities:
Agency MBS	725,515	AA+	8.6%	1,400,917	AA+	15.9%
Non-agency RMBS	54,700	BBB+	0.7%	90,256	BBB+	1.0%
Non-agency high yield	221,120	B-	2.6%	176,776	CCC	2.0%
CMBS	291,167	AA+	3.5%	290,424	AA+	3.4%

Total mortgage-backed securities	1,292,502		15.4%	1,958,373		22.3%
Corporate securities(1):
Financials	958,794	A	11.4%	866,140	A+	9.8%
Industrials	1,174,047	BBB	14.0%	1,153,909	BBB-	13.1%
Utilities	69,426	BBB	0.8%	69,153	BBB-	0.8%

Total corporate securities	2,202,267		26.2%	2,089,202		23.7%
Asset-backed securities:
Credit cards	20,945	AAA	0.2%	24,906	AAA	0.3%
Auto receivables	18,513	AAA	0.2%	31,251	AAA	0.4%
Student Loans	151,507	AA+	1.8%	133,042	AA+	1.5%
Collateralized loan obligations	251,233	AA-	3.0%	190,196	AA+	2.2%
Other	63,711	AA+	0.8%	31,500	AAA	0.3%

Total asset-backed securities	505,909		6.0%	410,895		4.7%
Other invested assets:
Private equity	216,825	N/A	2.6%	151,009	N/A	1.7%
Hedge funds	515,298	N/A	6.1%	504,879	N/A	5.7%
Other private securities	147,311	N/A	1.8%	127,646	N/A	1.5%
High yield loan fund	31,958	N/A	0.4%	—	N/A	0.0%

Total other invested assets	911,392		10.9%	783,534		8.9%
Equities	699,846	N/A	8.3%	523,949	N/A	6.0%

Total investment portfolio	$8,393,365		100.0%	$8,799,301		100.0%

Annualized book yield, year to date	1.8%			2.1%
Duration(2)	2.4 years			2.0 years
Average credit quality (S&P)	AA-			AA-

(1)	Includes $302.6 million and $354.1 million of floating-rate bank loans as of December 31, 2013 and December 31, 2012, respectively.
(2)	Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
NET INVESTMENT INCOME
Fixed maturity investments	$34,014	$36,554	$130,380	$157,437
Equity securities	5,358	3,374	19,076	17,080
Other invested assets: hedge funds and private equity	2,225	2,385	8,226	6,772
Other invested assets: other private securities	9,596	0	14,711	0
Cash and cash equivalents	691	522	2,010	2,319
Expenses	(4,614)	(4,475)	(16,839)	(16,467)

Net investment income	$47,270	$38,360	$157,564	$167,141

NET REALIZED INVESTMENT GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$5,922	$42,962	$30,636	$120,333
Equity securities	18,765	7,483	48,865	13,932
Other invested assets: hedge funds and private equity	11,034	5,646	27,795	(2,375)
Mark-to-market gains (losses):
Fixed maturity investments	(16,372)	(37,696)	(117,577)	106,328
Equity securities	22,843	(5,498)	4,288	33,018
Other invested assets: hedge funds and private equity	19,313	4,898	56,032	38,808
Net realized and unrealized gains (losses) on derivatives	6,094	(3,416)	9,486	(3,608)

Net realized investment gains	$67,599	$14,379	$59,525	$306,436

CHANGE IN NET UNREALIZED GAINS ON INVESTMENTS	$0	$(2,131)	$—	$(17,619)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$114,869	$50,608	$217,089	$455,958

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$47,270	$38,360	$157,564	$167,141
Annualized net investment income	189,080	153,440	157,564	167,141
Average aggregate invested assets, at cost	$8,299,458	$8,249,390	$8,185,797	$8,106,386

Annualized investment book yield	2.3%	1.9%	1.9%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$114,869	$50,608	$217,089	$455,958
Average aggregate invested assets, at fair value	$8,488,313	$8,518,126	$8,411,708	$8,272,580

Financial statement portfolio return	1.4%	0.6%	2.6%	5.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:
Fund Details	Carrying Value December 31, 2013	Unfunded Commitments	Corporate	Fair Value December 31, 2013	Portfolio Percentage
Private Equity:			JPMorgan Chase & Co	$57,030	0.7%
Primary and secondary	$144,422	$263,519	Morgan Stanley	56,596	0.7%
Mezzanine debt	64,627	198,756	Bank of America Corp	56,272	0.7%
Distressed	7,776	5,249	Verizon Communications Inc	46,447	0.6%

Total private equity	216,825	467,524	General Electric Co	42,997	0.5%

Hedge Funds:			Mitsubishi UFJ Financial Group	36,302	0.4%
Distressed	151,227	—	Wells Fargo & Co	35,220	0.4%
Equity long/short	99,365	—	Citigroup Inc	29,567	0.4%
Multi-strategy	136,958	—	BP PLC	28,575	0.3%
Global macro	—	—	Anheuser-Busch InBev NV	27,422	0.3%
Event driven	14,018	—
Relative value credit	113,730	—

Total hedge funds	515,298	—

Other private securities	147,311	—
High yield loan fund	31,958	—

Total other invested assets	$911,392	$467,524

Fixed Income Credit Quality:	December 31, 2013		December 31, 2012
Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,676,789	27.5%	$1,865,913	28.2%
AAA/Aaa	755,360	12.4%	866,692	13.1%
AA/Aa	1,458,497	23.9%	1,905,341	28.8%
A/A	1,022,281	16.8%	876,080	13.2%
BBB/Baa	533,238	8.7%	393,878	5.9%

Total BBB/Baa and above	5,446,165	89.3%	5,907,904	89.2%
BB/Bb	195,653	3.2%	245,888	3.7%
B/B	329,267	5.4%	262,317	4.0%
CCC+ and below	129,713	2.1%	210,345	3.1%

Total	$6,100,798	100.0%	$6,626,454	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - DECEMBER 31, 2013

			Sovereign
			Guarantee		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,218	$—	$—	$6,218

Australia	Australia	—	40,599	—	—	—	—	—	19,326	23,469	—	3,654	87,048

	Total	—	40,599	—	—	—	—	—	19,326	23,469	—	3,654	87,048

Europe	Belgium	—	—	—	—	—	—	—	—	21,851	—	—	21,851
	France	—	—	—	—	—	—	2,103	25,312	27,616	—	6,570	61,601
	Germany	31,045	897	—	—	—	—	1,807	4,601	5,031	—	5,380	48,761
	Ireland	—	—	—	—	—	—	5,282	—	560	—	667	6,509
	Italy	—	—	—	—	—	—	—	511	4,792	—	—	5,303
	Luxembourg	—	—	—	—	—	—	3,769	—	13,388	—	—	17,157
	Netherlands	—	34,772	—	—	—	—	858	39,265	12,956	—	9,832	97,683
	Norway	11,260	—	—	—	—	—	—	20,991	2,756	—	—	35,007
	Russia	—	—	—	—	—	—	—	0	10,105	2,063	—	12,168
	Spain	—	—	—	—	—	—	—	1,807	11,285		—	13,092
	Sweden	5,850	—	—	—	—	—	—	42,212		—	—	48,062
	Switzerland	2,373	—	—	—	—	—	—	7,532	558	—	6,570	17,033
	United Kingdom	26,227	—	—	—	1,877	—	14,044	43,548	90,175	430	4,096	180,397

	Total	76,755	35,669	—	—	1,877	—	27,863	185,779	201,073	2,493	33,115	564,624

Latin	Brazil	—	—	—	—	—	—	—	1,601	5,048	—	—	6,649
America	Chile	—	—	—	—	—	—	—	191	—	—	—	191
	Mexico	23,889	—	—	—	—	—	—	—	308	—	—	24,197

	Total	23,889	—	—	—	—	—	—	1,792	5,356	—	—	31,037

North	Bermuda	—	—	—	—	—	—	—	—	0	—	35	35
America	Canada	63,533	—	—	—	—	—	—	57,057	45,260	7,273	3,495	176,618
	Cayman Islands	—	—	—	—	—	—	202,807	—	1,126	—	—	203,933
	United States	1,703,491	—	231,555	725,516	133,907	431,202	275,240	583,663	880,871	56,467	523,621	5,545,533

	Total	1,767,024	—	231,555	725,516	133,907	431,202	478,047	640,720	927,257	63,740	527,151	5,926,119

Asia /	China	—	—	—	—	—	—	—	—	202	—	73,904	74,106
Middle East	Hong Kong	—	—	—	—	—	—	—	—	—	—	1,659	1,659
	Indonesia	—	—	—	—	—	—	—	—	—	—	1,816	1,816
	Israel	—	—	—	—	—	—	—	—	308	—	—	308
	Japan	—	—	—	—	—	—	—	25,886	6,919	—	52,884	85,689
	Qatar	—	—	—	—	—	—	—	7,020	274	—	—	7,294
	Singapore	—	—	—	—	—	—	—	—	—	—	5,662	5,662
	South Korea	—	—	—	—	—	—	—	2,128	—	3,193	—	5,321
	Taiwan	—	—	—	—	—	—	—	—	2,971	—	—	2,971
	UAE	—	—	—	—	—	—	—	772	—	—	—	772

	Total	—	—	—	—	—	—	—	35,806	10,674	3,193	135,925	185,598

	Grand Total	$1,867,668	$76,268	$231,555	$725,516	$135,784	$431,202	$505,910	$883,423	$1,174,047	$69,426	$699,845	$6,800,644

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share (1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%
December 31, 2012	56,893	713,874	79.70	93.21	85.5%

Total - 2012	$263,942	3,655,959	$72.20	$87.20	82.8%

Three Months Ended:
March 31, 2013	$36,245	432,117	$83.88	$94.55	88.7%
June 30, 2013	46,326	508,328	91.13	96.34	94.6%
September 30, 2013	40,574	427,388	94.93	97.67	97.2%
December 31, 2013	51,540	480,311	107.31	100.87	106.4%

Total - 2013	$174,685	1,848,144	$94.52	$97.59	96.9%	$235,545

(1)	Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of December 31, 2013	As of December 31, 2012

Senior notes	$798,499	$798,215
Shareholders’ equity	3,519,826	3,326,335

Total capitalization	$4,318,325	$4,124,550

Leverage ratios
Debt to total capitalization	18.5%	19.4%

Net premiums written (trailing 12 months)	$2,120,481	$1,837,823
Net premiums written (trailing 12 months) to shareholders’ equity	0.60 x	0.55 x

Total investments and cash & cash equivalents	$8,393,365	$8,799,301
Total investments and cash & cash equivalents to shareholders’ equity	2.38 x	2.65 x

Reserve for losses and loss expenses	$5,766,529	$5,645,549
Deduct: reinsurance recoverable	(1,234,504)	(1,141,110)
Net reserve for losses and loss expenses	$4,532,025	4,504,439

Net reserve for losses and loss expenses to shareholders’ equity	1.29 x	1.35 x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended						Year Ended
	December 31,	September 30,	June 30,		March 31,	December 31,	December 31,	December 31,
	2013	2013	2013		2013	2012	2013	2012

Net income (loss)	$137,907	$122,843	$(1,862)		$158,992	$(41,147)	$417,880	$493,007
Add after tax effect of:
Net realized investment (gains) losses	(64,027)	(25,395)	104,897		(77,342)	(15,104)	(61,867)	(291,139)
Foreign exchange loss	658	4,353	490		2,518	860	8,019	783

Operating income (loss)	$74,538	$101,801	$103,525		$84,168	$(55,391)	$364,032	$202,651

Weighted average common shares outstanding
Basic	33,604,985	33,991,359	34,422,553		34,613,606	35,097,043	34,154,905	36,057,145

Diluted	34,376,604	34,728,193	35,136,296	*	35,431,843	35,097,043	34,955,278	37,069,885

Basic per share data
Net income (loss)	$4.10	$3.61	$(0.05)		$4.59	$(1.17)	$12.23	$13.67
Add after tax effect of:
Net realized investment (gains) losses	(1.91)	(0.75)	3.05		(2.23)	(0.43)	(1.81)	(8.07)
Foreign exchange loss	0.02	0.13	0.01		0.07	0.02	0.23	0.02

Operating income (loss)	$2.21	$2.99	$3.01		$2.43	$(1.58)	$10.65	$5.62

Diluted per share data

Net income (loss)	$4.01	$3.54	$(0.05	)*	$4.49	$(1.17)	$11.95	$13.30
Add after tax effect of:
Net realized investment (gains) losses	(1.86)	(0.73)	2.99		(2.18)	(0.43)	(1.77)	(7.85)
Foreign exchange loss	0.02	0.12	0.01		0.07	0.02	0.23	0.02

Operating income (loss)	$2.17	$2.93	$2.95		$2.38	$(1.58)	$10.41	$5.47

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE

SHAREHOLDERS’ EQUITY

	Three Months Ended					Year Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Opening shareholders’ equity	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,435,786	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	—	—	—	—	(1,385)	—	(14,484)

Adjusted opening shareholders’ equity	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,434,401	$3,326,335	$3,134,538

Closing shareholders’ equity	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,519,826	$3,326,335
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—

Adjusted closing shareholders’ equity	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,519,826	$3,326,335

Average adjusted shareholders’ equity	$3,481,877	$3,408,579	$3,402,596	$3,379,149	$3,380,368	$3,423,081	$3,230,437

Net income (loss) available to shareholders	$137,907	$122,843	$(1,862)	$158,992	$(41,147)	$417,880	$493,007

Annualized net income (loss) available to shareholders	$551,628	$491,372	$(7,448)	$635,968	$(164,588)	$417,880	$493,007

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	15.8%	14.4%	(0.2)%	18.8%	(4.9)%	12.2%	15.3%

Operating income (loss) available to shareholders	$74,538	$101,801	$103,525	$84,168	$(55,391)	$364,032	$202,651

Annualized operating income (loss) available to shareholders	$298,152	$407,204	$414,100	$336,672	$(221,564)	$364,032	$202,651

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	8.6%	11.9%	12.2%	10.0%	(6.6)%	10.6%	6.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of December 31, 2013	As of December 31, 2012

Price per share at period end	$112.81	$78.80

Total shareholders’ equity	$3,519,826	$3,326,335

Basic common shares outstanding	33,417,882	34,797,781

Add: unvested restricted stock units	47,899	135,123

Add: performance based equity awards	268,173	485,973

Add: employee purchase plan	18,532	10,750

Add: dilutive options outstanding	976,104	1,224,607
Weighted average exercise price per share	$48.22	$47.02
Deduct: options bought back via treasury method	(417,229)	(730,652)

Common shares and common share equivalents outstanding	34,311,361	35,923,582

Basic book value per common share	$105.33	$95.59
Year-to-date percentage change in basic book value per common share	10.2%

Diluted book value per common share	$102.58	$92.59
Year-to-date percentage change in dilutive book value per common share	10.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 24 for the calculation of annualized investment book yield.